For immediate release

Oxford Media, Inc. Announces Investor Conference Call,
Hosted by Company CEO Tom Hemingway

IRVINE, CA, November 29, 2005 -- Oxford Media, Inc. (OTCBB: OXMI), a digital communications, solutions and technology company, announced today that it will host an investor conference call set to begin at 4:15 p.m. Eastern Standard Time on Tuesday, December 6, 2005.

In discussing the conference call, Tom Hemingway, CEO of Oxford Media stated, “We have a commitment to our shareholders as well as the investment community for maximum disclosure and communication, and for that reason we are looking forward to discussing our recent developments with our shareholders and the investment community."

Interested parties may hear the conference call by telephone.
Instructions for hearing the conference call:

To hear the conference call as it takes place:

Call 1-800-434-1335 in the United States or Canada or;
Call 1-404-920-6620 in the Atlanta Area or Internationally

Pin Code: 029208

Exclusive - Expedited Entry Info:
For Expedited Entry into the Conference, please register via this link for your Direct Access 800 number

http://www.AccuConference.com/OXMI

To hear a recording of the call (available for 30 days immediately following the conference call):

Call 1-800-977-8002 in the United States or Canada or;
Call 1-404-920-6650 in the Atlanta Area or Internationally

Pin Code: Press the star ( * ) key then 029208

About Oxford Media, Inc.

Oxford Media is a leading developer of Private Broadband Networks (PBN) and proprietary software and hardware, which allows for the delivery of low-cost broadband Internet access as well as video and audio content on demand on a Pay-Per-View basis. The initial line of business is the delivery of Video-On-Demand and pay-for-view entertainment content to small and mid-sized hotels and motels -- a segment of the hotel industry previously underserved and unable to offer such services to their guests. This targeted market of hotel properties with between 50 to 300 rooms, comprises over 2.4 million hotel rooms in the U.S. and represents approximately 56% of the total hotel market. www.oxfordmediainc.com . Oxford’s wholly owned subsidiary Creative Business Concepts, Inc. is a wireless and business systems provider specializing in WiFi/WiMAX, IT Security and IT Integration, and Telecom. As part of these offering of services, CBC designs and installs specialty communication systems for data, voice, video, and telecom.

Special Note Regarding Forward-Looking Statements: Statements in this news release about anticipated or expected future revenue or growth or expressions of future goals or objectives, including statements regarding whether current plans to grow and strengthen the Company's existing business, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements in this release are based upon information available to the Company on the date of this release. Any forward-looking statements involve risks and uncertainties, including the risk that the Company will be unable to grow or strengthen its business due to a lack of capital or an inability to identify acquisition candidates and that the Company may not realize anticipated cost savings or revenue growth opportunities associated with any acquisitions, planned or otherwise. Additionally, forward-looking statements concerning the performance of the Company's business are based on current market conditions and risks, which may change as the result of certain regulatory, competitive or economic events, as well as those risks and uncertainties described in the Company's filings with the Securities and Exchange Commission, which could cause actual events or results to differ materially from the events or results described in the forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.

Contact:

Investor Relations:

The Del Mar Consulting Group, Inc.
(858) 794-9500
bprag@delmarconsulting.com

or

Redwood Consultants, LLC
(415) 884-0348
investorinfo@redwoodconsultants.com

Media Relations:

5W Public Relations, LLC
Adam Handelsman SVP & GM
212.999.5585 x 202
ahandelsman@5wpr.com